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                                                                    Exhibit 10.1


               FIRST AMENDMENT TO COMMON STOCK PURCHASE AGREEMENT

        This FIRST AMENDMENT TO COMMON STOCK PURCHASE AGREEMENT (the "Amendment") is entered into as of January 11, 2001 by and between Leap Wireless International, Inc., a Delaware corporation (the "Company"), and Acqua Wellington North American Equities Fund, Ltd., a limited liability company organized under the laws of the Commonwealth of The Bahamas (the "Purchaser").

        WHEREAS, the Company and the Purchaser entered into a Common Stock Purchase Agreement, dated as of December 20, 2000 (the "Agreement"); and

        WHEREAS, the Company and the Purchaser now wish to amend a provision of the Agreement regarding the initial Call Option amount to permit the Company to grant Call Options of up to $40,000,000 in the aggregate with the initial Draw Down; and

         WHEREAS, the Company and the Purchaser believe this Amendment will benefit each of them.

        NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Company and the Purchaser hereby agree as follows:

        1. Section 2.1 of the Agreement shall be revised to state in its entirety as follows:

               "SECTION 2.1 Purchase and Sale of Stock. Subject to the terms and conditions of this Agreement, the Company shall issue and sell to the Purchaser and the Purchaser shall purchase from the Company up to the greater of $250,000,000 and the aggregate Draw Down Amounts and Call Option Amounts permitted under this Agreement of the Common Stock, $.0001 par value per share (the "Common Stock"), consisting of (i) an initial Draw Down, subject to Section 6.1 hereof, of up to $15,000,000 which may be requested at any time on or after the Closing Date, and initial Call Options, subject to Section 6.2 hereof, of up to $40,000,000 in the aggregate, to be granted with the initial Draw Down, and (ii) subsequent Draw Downs, subject to Section 6.1 hereof, of up to $10,000,000 in any Draw Down Pricing Period and Call Options, subject to
        Section 6.2 hereof, of up to the Draw Down Amount for the applicable Draw Down Pricing Period that the Company may grant to the Purchaser in the Company's sole discretion."

        2. This Amendment may be executed in one or more counterparts, each of which when executed shall be deemed to be an original, including counterparts transmitted by facsimile, but all of which taken together shall constitute one and the same agreement.

        3. On and after the date hereof, each reference in the Agreement to the "Agreement" shall mean the Agreement as amended hereby. Except as specifically amended above, the Agreement shall remain in full force and effect and is hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any party hereto, nor constitute a waiver of any provision of the Agreement.



                            [Signature page follows]
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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officer as of the date first written above.

                                     LEAP WIRELESS INTERNATIONAL, INC.



                                     By: /s/ THOMAS D. WILLARDSON
                                         ---------------------------------------
                                         Name: Thomas D. Willardson
                                         Title: Senior Vice President, Finance
                                                and Treasurer

                                     ACQUA WELLINGTON NORTH AMERICAN EQUITIES
                                     FUND, LTD.



                                     By: /s/ HELEN A. FORBES
                                         ---------------------------------------
                                         Name: Helen A. Forbes
                                         Title: Secretary



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